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                                                                    EXHIBIT 10.1



                               PURCHASE AGREEMENT





                            ------------------------


                             R&B FALCON CORPORATION

                        $200,000,000 PRINCIPAL AMOUNT OF

                          12 1/4% SENIOR NOTES DUE 2006



                                 MARCH 19, 1999

                            ------------------------


                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION


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                   $200,000,000 12 1/4% SENIOR NOTES DUE 2006

                             R&B FALCON CORPORATION


                               PURCHASE AGREEMENT



                                                                  March 19, 1999


DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION
AS INITIAL PURCHASER
277 PARK AVENUE
NEW YORK, NEW YORK 10172

Dear Sirs:

     R&B Falcon Corporation, a Delaware corporation (the "COMPANY"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "INITIAL PURCHASER") an aggregate of $200,000,000 in principal amount of its 12 1/4% Senior Notes due 2006 (the "RESTRICTED NOTES"), subject to the terms and conditions set forth herein. The Restricted Notes are to be issued pursuant to the provisions of an indenture (the "INDENTURE"), to be dated as of the Closing Date (as defined below), among the Company and United States Trust Company of Texas, National Association, as trustee (the "TRUSTEE"). The Restricted Notes and the Exchange Notes (as defined below), issuable in exchange therefor, are collectively referred to herein as the "NOTES." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

         1. OFFERING MEMORANDUM. The Restricted Notes will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company has prepared a preliminary offering memorandum, dated March 15, 1999 (the "PRELIMINARY OFFERING MEMORANDUM"), and a final offering memorandum, dated March 19, 1999 (the "OFFERING MEMORANDUM"), relating to the Restricted Notes.

         Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Restricted Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

                  THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S.




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                  PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS
                  ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
                  HOLDER:

                  (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER REGULATION D UNDER THE SECURITIES ACT (AN "IAI")),

                  (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN AIA THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE WITH A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND




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                  (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS
                  NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                  AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," U.S. PERSON" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING.

         2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, the aggregate principal amount of Restricted Notes at a purchase price equal to 97.25% of the principal amount thereof (the "PURCHASE Price").

         3. TERMS OF OFFERING. The Initial Purchaser has advised, and represents and warrants to, the Company that the Initial Purchaser will make offers and sales (the "EXEMPT RESALES") of the Restricted Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers" (as defined in Rule 144A promulgated under the Act) ("QIBS"), and (ii) to persons permitted to purchase the Restricted Notes in offshore transactions in reliance upon Regulation S under the Act (each a "REGULATION S PURCHASER") (QIBs and Regulation S Purchasers being referred to herein as the "ELIGIBLE PURCHASERS"). The Initial Purchaser will offer the Restricted Notes to Eligible Purchasers initially at a price equal to the percentage of the principal amount thereof set forth on the cover page of the Offering Memorandum.

         Holders (including subsequent transferees) of the Restricted Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Restricted Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file (i) with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein (A) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to two new series of the Company's Senior Notes of like amounts having identical terms (the "EXCHANGE NOTES") to be offered in exchange for the Restricted Notes (such offer to exchange being referred to as the "EXCHANGE OFFER") and/or (B) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Restricted Notes and (ii) to use its reasonable best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Restricted Notes, and the Registration Rights Agreement are referred to herein as the "OPERATIVE Documents."

         4. DELIVERY AND PAYMENT.



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              (a) Delivery of, and payment of the Purchase Price for, the Notes shall be made at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., in Houston, Texas, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on March 26, 1999 or at such other time or date as shall be agreed upon by the Initial Purchaser and the Company in writing. The time and date of such delivery and the payment for the Notes are herein called the "CLOSING DATE."

              (b) One or more of the Restricted Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Restricted Notes (collectively, the "GLOBAL NOTES"), shall be delivered by the Company to the Initial Purchaser (or as the Initial Purchaser direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchaser of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Notes shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

         5. AGREEMENTS OF THE COMPANY. The Company hereby agrees with the Initial Purchaser as follows:

              (a) To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Restricted Notes for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Restricted Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Restricted Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

              (b) To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchaser's compliance with their representations and warranties and agreements set forth in
Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

              (c) During such period as in the opinion of counsel for the Initial Purchaser an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser for so long as any




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Restricted Notes are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchaser's reasonable request based on the opinion of its counsel, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

              (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request.

              (e) Prior to the sale of all Restricted Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Restricted Notes for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may reasonably request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

              (f) So long as the Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis if such report is required to be made available pursuant to Section 4.13 of the Indenture (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of stockholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the independent public accountants of the Company, as applicable, and (ii) to mail or make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year of the Company, as applicable.

              (g) So long as the Notes are outstanding, to furnish upon request to the Initial




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Purchaser as soon as available copies of all reports or other communications furnished by the Company to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company as the Initial Purchaser may reasonably request.

              (h) So long as any of the Restricted Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of Restricted Notes in connection with any sale thereof and any prospective purchaser of such Restricted Notes from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.

              (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and accountants of the Company in connection with the sale and delivery of the Restricted Notes to the Initial Purchaser and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Restricted Notes to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Restricted Notes, (iv) all expenses in connection with the registration or qualification of the Restricted Notes for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Restricted Notes, (vi) all expenses and listing fees in connection with the application for quotation of the Restricted Notes in The PORTAL Market ("PORTAL") of The Nasdaq Stock Market, Inc. ("Nasdaq"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Notes, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

              (j) To use its best efforts, with the cooperation of the Initial Purchaser, to effect the inclusion of the Restricted Notes in PORTAL and to maintain the listing of the Restricted Notes on PORTAL for so long as any Restricted Notes are outstanding.

              (k) To obtain, with the cooperation of the Initial Purchaser, the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.



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              (l) Except as described in the Offering Memorandum, during the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company substantially similar to the Notes (other than (i) the Notes and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchaser.

              (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Restricted Notes to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Restricted Notes under the Act.

              (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

              (o) To comply with all of its agreements set forth in the Registration Rights Agreement.

              (p) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Restricted Notes.

         6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. As of the date hereof, the Company represents and warrants to, and agrees with, the Initial Purchaser that:

              (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

              (b) The Company and its subsidiaries has been duly incorporated, is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of incorporation or formation and has the corporate or limited liability company power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE Effect"), as the case may be. Each of the subsidiaries of the Company listed on Schedule B hereto (the "SUBSIDIARIES"), which




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Subsidiaries in the aggregate directly own substantially all of the assets held by the Company and all of its subsidiaries on a consolidated basis and which constitute all of the Company's "significant subsidiaries" (as such term is defined in Regulation S-X under the Act), has been duly incorporated, is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of incorporation or formation and has the corporate or limited liability company power and authority to carry on its business and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

              (c) All outstanding shares of capital stock of the Company and its subsidiaries have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

              (d) This Agreement has been duly authorized, executed and delivered by the Company.

              (e) The Indenture has been duly authorized by the Company and, on the Closing Date, will have been validly executed and delivered by the Company. When the Indenture has been duly executed and delivered by the Company, the Indenture will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

              (f) The Restricted Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Restricted Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Restricted Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Restricted Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

              (g) On the Closing Date, the Exchange Notes will have been duly authorized by the Company. When the Exchange Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.



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              (h) The Registration Rights Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

              (i) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries, or their respective property, is bound.

              (j) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company, compliance by the Company with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or its subsidiaries is a party or by which the Company or its subsidiaries, or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company or its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or its subsidiaries is a party or by which the their respective property is bound (other than Liens granted under or contemplated by the Operative Documents), or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or result in any other impairment of the rights of the holder of any such Authorization.

              (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company or any of its subsidiaries, threatened, to which the Company or its subsidiaries are a party or to which any of their respective property is subject, which, if determined adversely against the Company or its subsidiaries, would, singly or in the aggregate, have a Material Adverse Effect.

              (l) Except as disclosed in the Offering Memorandum, neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.



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              (m) Except as disclosed in the Offering Memorandum, neither the
Company nor any of its subsidiaries are obligated for costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

              (n) Each of the Company and the Company's subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and the Company's subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except where such burden or failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

              (o) The accountants, Arthur Andersen LLP and Ernst & Young LLP, that have and/or as of the Closing will have certified the financial statements and supporting schedules of the Company or, one or more of the Company's subsidiaries, are independent public accountants with respect to the Company and its subsidiaries, as required by the Act and the Exchange Act. The summary and selected historical consolidated financial data of the Company and the historical financial statements, together with related schedules and notes, in the Preliminary Offering Memorandum and the Offering Memorandum or incorporated by reference complied as to form in all material respects with the requirements applicable to (i) registration statements under the Act or (ii) with respect to financial information incorporated therein by reference, reports required to be filed under the Exchange Act, except that the historical financial statements incorporated therein have not been adjusted to reflect the previously discounted oil and gas exploration and production operations as continuing operations for accounting purposes and that an unqualified audit report with respect to such financial statements will not be delivered until Closing.

              (p) The historical financial statements, together with related schedules and notes incorporated by reference in the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply, except that the historical financial statements incorporated therein have not been adjusted to reflect the previously discounted oil and gas exploration and production operations as continuing operations for accounting purposes and that an unqualified audit report with respect to such financial statements will not be delivered until Closing; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

              (q) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries, as adjusted to reflect the previously discontinued oil and gas exploration and production operations as continuing operations for accounting purposes only, and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in a registration statement under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

              (r) The Company is not and, after giving effect to the offering and sale of the Restricted Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

              (s) Except as disclosed in the Offering Memorandum and required under the terms of the Company's $400 million senior note offering in December 1998, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Notes registered pursuant to any Registration Statement.

              (t) Neither the Company or its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Restricted Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

              (u) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company or any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any securities of the Company, except in the case of (i) and (ii) as publicly announced by such nationally recognized statistical rating organization.

              (v) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or, to the Company's or its subsidiaries' knowledge, any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any adverse change or, to the Company's or its subsidiaries' knowledge, any development involving a prospective adverse change in the capital stock or in the long-term debt of the Company or its subsidiaries and (iii) neither the Company nor its subsidiaries has incurred any material liability or obligation, direct or contingent.

              (w) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains or incorporates by reference all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

              (x) When the Restricted Notes are issued and delivered pursuant to this Agreement, the Restricted Notes will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

              (y) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company or any of its respective representatives (other than the Initial Purchaser, as to whom the Company makes no representation) in connection with the offer and sale of the Restricted Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Restricted Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

              (z) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

              (aa) None of the Company nor any of its affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("REGULATION S") with respect to the Restricted Notes.

              (bb) The sale of the Restricted Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

              (cc) No registration under the Act of the Restricted Notes is required for the sale of the Restricted Notes to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser's representations and warranties and agreements set forth in
Section 7 hereof.

              (dd) Each certificate signed by any officer of the Company or its subsidiaries and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company to the Initial Purchaser as to the matters covered thereby.

              (ee) The Company and its subsidiaries have good and marketable title to all real property and to all personal property owned by them which is material to the business of the Company in each case free and clear of all Liens, except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Except as otherwise described in the Offering Memorandum or incorporate reference, the Company and its subsidiaries do not own any real property or buildings with such exceptions, and any real property and buildings held under lease by the Company or its subsidiaries are held by them under valid, subsisting and enforceable leases that do not have such exceptions, unless in any case such exceptions are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or its subsidiaries.

              (ff) All indebtedness of the Company that will be repaid with the proceeds of the issuance and sale of the Restricted Notes was incurred, and the indebtedness represented by the Restricted Notes is being incurred, for proper purposes and in good faith and the Company was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Restricted Notes, and the Company will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Restricted Notes) solvent, and the Company had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Restricted Notes and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Restricted Notes) sufficient capital for carrying on its respective business and was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Restricted Notes, and the Company will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Restricted Notes), able to pay its debts as they mature.

              (gg) The Company and its respective affiliates and all persons acting on their behalf (other than the Initial Purchaser, as to whom the Company makes no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Restricted Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Regulation S.

         The Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         7. INITIAL PURCHASER'S REPRESENTATIONS AND WARRANTIES. The Initial Purchaser represents and warrants to, and agrees with, the Company:

              (a) Such Initial Purchaser is either a QIB or an Accredited Institution, in either case, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Restricted Notes.

              (b) Such Initial Purchaser (A) is not acquiring the Restricted Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Restricted Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Restricted Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Act.

              (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of the Restricted Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

              (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, the Initial Purchaser will solicit offers to buy the Restricted Notes only from, and will offer to sell the Restricted Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Restricted Notes only to, and will solicit offers to buy the Restricted Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and (B) Regulation S Purchasers, in each case, that agree that (x) the Restricted Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Restricted Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act,
(III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Restricted Note and, if such transfer is in respect of an aggregate principal amount of Restricted Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Restricted Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

              (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Restricted Notes or the Guarantee.

              (f) The Restricted Notes, if any, offered and sold by the Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

              (g) The sale of the Restricted Notes offered and sold by the Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

              (h) The Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Restricted Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Restricted Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Restricted Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Restricted Notes, except such advertisements as are permitted by and include the statements required by Regulation S.

              (i) The Initial Purchaser agrees that, at or prior to confirmation of a sale of Restricted Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(c)(2) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

         "THE RESTRICTED NOTES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED AND SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (I) AS PART OF YOUR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (OR RULE 144A OR TO ACCREDITED INSTITUTIONS IN TRANSACTIONS THAT ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT), AND IN CONNECTION WITH ANY SUBSEQUENT SALE BY YOU OF THE RESTRICTED NOTES COVERED HEREBY IN RELIANCE ON REGULATION S DURING THE PERIOD REFERRED TO ABOVE TO ANY DISTRIBUTOR, DEALER OR PERSON RECEIVING A SELLING CONCESSION, FEE OR OTHER REMUNERATION, YOU MUST DELIVER A NOTICE TO SUBSTANTIALLY THE FOREGOING EFFECT. TERMS USED ABOVE HAVE THE MEANINGS ASSIGNED TO THEM IN REGULATION S."

              The Initial Purchaser acknowledges that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 9 hereof, counsel to the Company and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

         8. INDEMNIFICATION.

              (a) The Company agrees to indemnify and hold harmless the Initial Purchaser, their directors, their officers and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses reasonably incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company to any holder or prospective purchaser of Restricted Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser who failed to deliver a Final Offering Memorandum (as then amended or supplemented, provided by the Company to the several Initial Purchaser in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgements caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Final Offering Memorandum.

              (b) The Initial Purchaser agrees to indemnify and hold harmless the Company and its respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company to the Initial Purchaser, but only with reference to information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

              (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Initial Purchaser, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

              (d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchaser on the other hand from the offering of the Restricted Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Restricted Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Restricted Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              The Company, on the one hand, and the Initial Purchaser, on the other hand, agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Initial Purchaser exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         9. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchaser to purchase the Restricted Notes under this Agreement are subject to the satisfaction of each of the following conditions:

              (a) All the representations and warranties of the Company and its subsidiaries contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

              (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

              (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any adverse change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company and
(iii) the Company shall not have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Restricted Notes on the terms and in the manner contemplated in the Offering Memorandum.

              (d) The Initial Purchaser shall have received on the Closing Date a certificate dated the Closing Date, signed by the Chief Executive Officer and the Secretary of the Company, confirming the matters set forth in Sections 6(x), 9(a) and 9(c) and stating that the Company has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

              (e) The Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Gardere Wynne Sewell & Riggs, L.L.P., counsel for the Company, to the effect that:

                           (i) the Company has been duly incorporated or formed,
               is validly existing as a corporation in good standing under the laws of Delaware and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

                           (ii) the Restricted Notes have been duly authorized
               and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (iii) the Indenture has been duly authorized,
               executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                           (iv) this Agreement has been duly authorized,
               executed and delivered by the Company;

                           (v) the Registration Rights Agreement has been duly
               authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer or similar laws affecting creditors' rights generally, (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (z) the enforceability of the indemnification provisions thereof may be limited by federal and state securities laws;

                           (vi) the Exchange Notes have been duly authorized;

                           (vii) the statements under the captions "Risk
               Factors," "Description of the Secured Notes, " "Description of the New Senior Notes," "Description of Certain Indebtedness," "United States Federal Income Tax Considerations for Non-U.S. Holders," "Description of Security for the Secured Notes," "Plan of Distribution," "Notice to Investors in the Secured Notes" and "Notice to Investors in the New Senior Notes," in the Offering Memorandum, insofar as such statements constitute a summary of legal matters, fairly present in all material respects such legal matters;

                           (viii) the execution, delivery and performance of
               this Agreement and the other Operative Documents by the Company, and the issuance and sale of the Restricted Notes and compliance with the terms and provisions thereof and of the other Operative Documents will not (i) violate its charter or bylaws, (ii) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency of the United States or the States of Texas or New York (except such as may be required under the securities or Blue Sky laws of the various states), (iii) conflict with or constitute a breach of any of the terms or provisions of, or a default under the indentures executed, or senior notes issued, by the Company in connection with debt offerings by the Company of $1.1 billion in April 1998 and $400 million in December 1998 or, to such counsel's actual knowledge, any other indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or the Significant Subsidiaries is a party or by which the Company or the Significant Subsidiaries or their respective property is bound, which conflict, breach or default is likely to have, either individually or in the aggregate, a Material Adverse Effect, or (iv) violate or conflict with any applicable law or any rule or regulation, or to such counsel's actual knowledge, any judgment, order or decree, in each case of any court or any governmental body or agency of the United States or the States of Texas or New York having jurisdiction over the Company or the Significant Subsidiaries or their respective property;

                           (ix) the Company is not and, after giving effect to
               the offering and sale of the Restricted Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Issuer Act of 1940, as amended;

                           (x) the Indenture complies as to form in all material
               respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder; it is not necessary in connection with the offer, sale and delivery of the Restricted Notes to the Initial Purchaser in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA;

                           (xi) no registration under the Act of the Restricted
               Notes is required for the sale of the Restricted Notes to the Initial Purchaser as contemplated by this Agreement or for the Exempt Resales assuming that (i) the Initial Purchaser is a QIB or a Regulation S Purchaser, (ii) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 7 of this Agreement and (iii) the accuracy of the representations of the Company set forth in Sections 5(f) and 6(dd), (ee) and (ff) of this Agreement; and

                           (xii) such counsel has participated in conferences
               with officers and other representatives of the Company, representatives of the Company's accountants, the Initial Purchaser's representatives and counsel for the Initial Purchaser, at which conferences the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum no facts have come to the attention of such counsel that lead such counsel to believe that the Offering Memorandum contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Offering Memorandum on the date thereof or on the date hereof (other than the financial statements and notes thereto and the other financial information, including the information referred to under the caption "Experts" as to which such counsel does not comment) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         The opinion of Gardere Wynne Sewell & Riggs, L.L.P. described in
Section 9(e) above shall be rendered to you at the request of the Company and shall so state therein. In giving such opinion with respect to the matters covered by Section 9(e)(xii), Gardere Wynne Sewell & Riggs, L.L.P. may state that their opinion and belief are based upon their participation in the preparation of the Offering Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

              (f) The Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchaser), dated the Closing Date, of Leighton E. Moss, Senior Vice President and Co-Counsel for the Company, to the effect that:

                           (i) the Company has been duly incorporated, is
               validly existing as a corporation in good standing under the laws of Delaware and has the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

                           (ii) the Company is duly qualified and is in good
               standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending except where the failure to be so qualified would not have a Material Adverse Effect;

                           (iii) R&B Falcon Holdings, Inc. ("HOLDINGS") has been
               duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending except where the failure to be so qualified would not have a Material Adverse Effect;

                           (iv) R&B Falcon Drilling (International & Deepwater)
               ("DEEPWATER") Inc. has been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending except where the failure to be so qualified would not have a Material Adverse Effect;

                           (v) Cliffs Drilling Company ("CLIFFS") has been duly
               incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending except where the failure to be so qualified would not have a Material Adverse Effect;

                           (vi) R&B Falcon Drilling USA, Inc. ("DRILLING USA")
               has been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending except where the failure to be so qualified would not have a Material Adverse Effect;

                           (vii) R&B Falcon Drilling Co. ("DRILLING CO.") has
               been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate and authority to carry on its business and to own, lease and operate its properties; is duly qualified and is in good standing as a foreign corporation or entity authorized to do business in each state of the United States in which the nature of its business or its ownership or leasing of property requires such qualification, or application has been made and is pending except where the failure to be so qualified would not have a Material Adverse Effect;

                           (viii) all the outstanding shares of capital stock of
               the Company, Deepwater, Holdings and Cliffs have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                           (ix) the Company has the corporate power and
               authority to perform
               its obligations under the Operative Documents;

                           (x) the Restricted Notes have been duly authorized,
               executed and delivered by the Company;

                           (xi) the Indenture has been duly authorized, executed
               and delivered by the Company;

                           (xii) this Agreement has been duly authorized,
               executed and delivered by the Company;

                           (xiii) the Registration Rights Agreement has been
               duly authorized, executed and delivered by the Company;

                           (xiv) the execution and delivery of Exchange Notes
               have been duly authorized by the Company;

                           (xv) to such counsel's knowledge, (a) none of the
               Company or the Significant Subsidiaries is in violation of its respective charter or bylaws and, (b) neither the Company nor the Significant Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Significant Subsidiaries, taken as a whole, to which the Company or the Significant Subsidiaries is a party or by which the Company or the Significant Subsidiaries or their respective property is bound, which default could reasonably be expected to result in a Material Adverse Effect;

                           (xvi) the execution, delivery and performance of this
               Agreement and the other Operative Documents by the Company and the issuance and sale of the Restricted Notes and compliance with the terms and provisions thereof and the other Operative Documents will not (i) violate its charter or bylaws, (ii) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency of the United States or the States of Texas or New York (except such as may be required under the securities or Blue Sky laws of the various states), (iii) conflict with or constitute a breach of any of the terms or provisions of, or a default under the indenture executed, or senior notes issued, by the Company in connection with debt offerings by the Company of $1.1 billion in April 1998 and $40.0 million in December 1998 or, to such counsel's actual knowledge, any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or the Significant Subsidiaries is a party or by which the Company or the Significant Subsidiaries or their respective property is bound, which conflict, breach or default is likely to have, either individually or in the aggregate, a Material Adverse Effect, or (iv) violate or conflict with any applicable law or any rule or regulation, or to such counsel's actual knowledge, any judgment, order or decree, in each case of any court or any governmental body or agency having jurisdiction over the Company or the Significant Subsidiaries or their respective property.

                           (xvii) such counsel has no knowledge of any legal or
               governmental proceedings pending or threatened to which the Company or the Significant Subsidiaries is or could be a party or to which any of their respective property is or could be subject, which could reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect.

                           (xviii) to such counsel's knowledge, the Company and
               the Significant Subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. To such counsel's knowledge, (a) each such Authorization is valid and in full force and effect and each the Company and the Significant Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and (b) no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and (c) such Authorizations contain no restrictions that are burdensome to the Company or the Significant Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect;

                           (xix) to such counsel's knowledge, neither the
               Company nor its subsidiaries has violated any Environmental Law or any provisions of ERISA, any provisions of the Foreign Corrupt Practices Act of the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect;

                           (xx) to such counsel's knowledge, except as disclosed
               in the Offering Memorandum, there are no contracts, agreements or understandings (other than the Registration Rights Agreement) between the Company and any person granting such person the right to require such Company to include such securities with the New Senior Notes registered pursuant to any Registration Statement; and

                           (xxi) such counsel has participated in conferences
               with officers and other representatives of the Company, representatives of the Company's accountants, the Initial Purchaser's representatives and counsel for the Initial

               Purchaser, at which conferences the contents of the Offering Memorandum and related matters were discussed and, although such counsel is not passing upon and do not assume any responsibility for and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, no facts have come to the attention of such counsel that lead such counsel to believe (a) that the Offering Memorandum contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or (b) that the Offering Memorandum on the date thereof or on the date hereof contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (g) The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser.

               (h) The Initial Purchaser shall have received, at the Closing Date, a letter dated the Closing Date, as the case may be, in the form attached hereto as Annex I, from Ernst & Young LLP, independent public accountants.

               (i) The Initial Purchaser shall have received, at the Closing Date, a letter dated the Closing Date, in the form attached hereto as Annex II, from Arthur Andersen LLP, independent public accountants.

               (j) The Initial Purchaser shall have received a copy of the Company's audit report for the three years ended December 31, 1998 and as of December 1998 and 1997 from Arthur Andersen LLP on or before the Closing Date and such report shall not contain any qualification relating to the financial condition of the Company and its subsidiaries. Such audited financial statements shall reflect historical consolidated financial results and position of the Company identical to those contained in the Preliminary Offering Memorandum and the Offering Memorandum and the notes thereto shall not contain information different from that included in the Preliminary Offering Memorandum or the Offering Memorandum or material information in addition thereto.

               (k) The Restricted Notes shall have been approved by Nasdaq for trading and duly listed in PORTAL.

               (l) The closing of the Secured Notes offering (as defined in the Offering Memorandum) shall have occurred.

               (m) The Initial Purchaser shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company and the Trustee.

               (n) The Company shall have executed the Registration Rights Agreement and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company.

               (o) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

         10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

         This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchaser by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Restricted Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

         11. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to R&B Falcon Corporation, 901 Threadneedle, Houston, TX 77079 (telephone number:
281-496-5000) and (ii) if to the Initial Purchaser, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention:
Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and its subsidiaries and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Restricted Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Company, the officers or directors of the Company, or any person controlling the Company, (ii) acceptance of the Restricted Notes and payment for them hereunder and (iii) termination of this Agreement.

         If for any reason the Restricted Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company agrees to reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company also agrees to reimburse the Initial Purchaser and their officers, directors and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchaser, the Initial Purchaser's directors and officers, any controlling persons referred to herein, the directors and officers of the Company and its respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Restricted Notes from the Initial Purchaser merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the conflict of law rules thereof.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among the Company and the Initial Purchaser.

                                  Very truly yours,

                                  R&B FALCON CORPORATION


                                  By:      /s/ STEVEN A. WEBSTER
                                     -------------------------------------------
                                       Name: Steven A. Webster
                                       Title: CEO


                                  DONALDSON, LUFKIN & JENRETTE
                                  SECURITIES CORPORATION



                                  By:         /s/ CRAIG KLAASMEYER
                                     -------------------------------------------
                                       Name: Craig Klaasmeyer
                                       Title: Senior Vice President

                                    EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                   SCHEDULE B
                            SIGNIFICANT SUBSIDIARIES


R&B Falcon Holdings Inc.
R&B Falcon Drilling (International & Deepwater) Inc.
Cliffs Drilling Company
R&B Falcon Drilling USA, Inc.
R&B Falcon Drilling Co.
R&B Falcon Exploration Co.
Double Eagle Marine, Inc.
Arcade Drilling AS